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                                                                   Exhibit 10.38

                                     FORM OF
                              AMENDED AND RESTATED
                          SUPPLEMENTAL AGREEMENT NO. 1
                                     to the
                               ADVISORY AGREEMENT


         This Amended and Restated Supplemental Agreement No. 1 (this "Supplemental Agreement") is dated as of August 2, 2000 by and among ChipPAC,
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Inc., a Delaware corporation ("ChipPAC"), ChipPAC Limited, a corporation
                               -------
incorporated under the laws of the Territory of the British Virgin Islands, ChipPAC International Company Limited, a corporation incorporated under the laws of the Territory of the British Virgin Islands (collectively, the "Companies")
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and Bain Capital, Inc. ("Bain") (collectively, the "Parties"), and hereby amends
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and supplements the Advisory Agreement (the "Advisory Agreement") entered into
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as of August 5, 1999 by and among the Parties.

         WHEREAS, pursuant to a Registration Statement on Form S-1 (Registration No. 333-39428) filed with the Securities and Exchange Commission on June 16, 2000, and as amended from time to time (the "Registration Statement"), ChipPAC
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is preparing an initial public offering (the "Offering");
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         WHEREAS, the Parties have agreed that upon completion of the Offering,
ChipPAC will no longer need the services provided to it by Bain under the Advisory Agreement, and Bain will no longer need to provide such services; and

         WHEREAS, the Parties have previously entered into the Supplemental Agreement No. 1, entered into as of August 2, 2000 ("Supplemental Agreement
                                                   -------------------------
No. 1") and desire to amend and restate Supplemental Agreement No. 1 in its
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entirety.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree to amend and restate Supplemental Agreement No. 1 in its entirety as follows:

          1. Early Termination. The Advisory Agreement shall terminate immediately upon the satisfaction or written waiver of all of the conditions listed in Section 2 below; provided however, that any obligations of the Companies owed under Sections 3 or 4 of the Advisory Agreement arising prior to the termination shall survive termination and Sections 6, 7, 8 and 12 of the Advisory Agreement shall survive termination.

          2.   Conditions. The Advisory Agreement shall terminate pursuant to
Section 1 above, upon the satisfaction or written waiver of all of the following:

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           a.   Offering. The Offering shall have been consummated.
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           b.   Payment of Termination Fee. In consideration of the termination
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of the Advisory Agreement, the Companies shall have delivered to Bain:

          (i) by wire transfer of immediately available funds to an account or accounts as Bain shall designate, an amount equal to $1.8 million (the "Cash Payment"); and
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          (ii) a number of shares of ChipPAC Class A common stock (the
               "Shares") equal to $2.2 million divided by the price per share of
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               the Class A common stock paid by the public in the Offering (the
               Cash Payment and the Shares are collectively referred to herein as the "Termination Fee").
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           c.   Payment of All Fees. ChipPAC shall have delivered to Bain by
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     wire transfer of immediately available funds to an account or accounts as
     Bain shall designate, or by any other method or form of payment as Bain approves, all and any amounts owed under Sections 3 or 4 of the Advisory Agreement as of and up until the date of the termination of the Advisory Agreement pursuant to Section 1 above.

            d.   Termination of Supplemental Agreement with SXI Group LLC. The
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       Advisory Agreement with SXI Group LLC shall have been terminated on terms identical to those contained in this Supplemental Agreement.

     3. Investment Representations of Bain. Bain understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Bain also understands that the Shares are being offered and
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sold pursuant to an exemption from registration contained in the Securities Act based in part upon Bain's representations contained in this Supplemental Agreement. Bain hereby represents and warrants as follows:

          a.   Bain Bears Economic Risk. Bain has substantial experience in
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     evaluating and investing in private placement transactions of securities in companies similar to ChipPAC so that it is capable of evaluating the merits and risks of its investment in ChipPAC and has the capacity to protect its own interests. Bain must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.

          b.   Acquisition for Own Account. Bain is acquiring the Shares for
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     Bain's own account for investment only, and not with a view towards their distribution in violation of the Securities Act.

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          c. Bain Can Protect Its Interest. Bain represents that by reason of
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     its, or of its management's, business or financial experience, Bain has the capacity to protect its own interests in connection with the transactions contemplated in this Supplemental Agreement.

          d. Accredited Investor. Bain represents that it is an accredited
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     investor within the meaning of Regulation D under the Securities Act.

          e. ChipPAC Information. Bain has received and read the Registration
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     Statement and has had an opportunity to discuss ChipPAC's business, management and financial affairs with directors, officers and management of ChipPAC and has had the opportunity to review ChipPAC's operations and facilities. Bain has also had the opportunity to ask questions of and receive answers from, ChipPAC and its management regarding the terms and conditions of this investment.

     4. Notices. All notices hereunder shall be in writing and shall be delivered personally or mailed by United States mail, postage prepaid, addressed to the parties as follows:

                  To the Companies, as appropriate:
                  --------------------------------

                  ChipPAC, Inc.
                  3151 Coronado Drive
                  Santa Clara, California 95054
                  Attention: Chief Executive Officer
                  Facsimile: (408) 486-5914

                  ChipPAC Limited
                  Road Town
                  Tortola, British Virgin Islands
                  Facsimile: (284) 494-3547

                  ChipPAC Operating Limited
                  (Name to be changed to
                  ChipPAC International Company Limited)
                  Road Town
                  Tortola, British Virgin Islands
                  Facsimile: (284) 494-3547

                  To Bain:
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                  Bain Capital II, Inc.
                  One Embarcadero, Suite 2260
                  San Francisco, CA 94111
                  Facsimile: (415) 627-1333

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                  Attention: David Dominik
                  Prescott Ashe

                  and
                  ---

                  c/o Bain Capital, Inc.
                  Two Copley Place
                  Boston, MA 20116
                  Facsimile: (617) 572-3274
                  Attention: Edward Conard

     5. Assignment. None of the Companies may assign any obligations hereunder to any other party without the prior written consent of Bain (which consent shall not be unreasonably withheld), and Bain may not assign any obligations hereunder to any other party without the prior written consent of the Companies (which consent shall not be unreasonably withheld); provided that Bain may,
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without consent of the Companies, assign its rights and obligations under this
Supplemental Agreement to any of its affiliates (but only if such affiliate is a person or entity (excluding any Bain portfolio companies) controlled by Bain, or in the case of an affiliate which is a partnership, only if Bain is the ultimate general partner of such partnership) or to Citicorp Venture Capital Ltd. The assignor shall remain liable for the performance of any assignee.

     6. Successors. This Supplemental Agreement and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties.

     7. Counterparts. This Supplemental Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     8. Entire Agreement; Modification; Governing Law. The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter of this Supplemental Agreement and supersede all previous communications, either oral or written, representations or warranties of any kind whatsoever, except as expressly set forth herein. No modifications of this Supplemental Agreement nor waiver of the terms or conditions thereof shall be binding upon either party unless approved in writing by any authorized representative of such party. All issues concerning this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

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     9.   Lapse. This Supplemental Agreement shall terminate and be of no force and effect if the conditions set forth in Section 2 have not been satisfied prior to December 31, 2000.

                                  * * * * * * *

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         IN WITNESS WHEREOF, each of the Parties have caused this Supplemental
Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.


                                 CHIPPAC, INC.


                                 By__________________________________
                                      Name (Please print):
                                      Title:


                                 CHIPPAC LIMITED


                                 By______________________________
                                      Name (Please print):
                                      Title:


                                 CHIPPAC INTERNATIONAL COMPANY
                                 LIMITED


                                 By__________________________________
                                      Name (Please print):
                                      Title:


                                 BAIN CAPITAL, INC.


                                 By__________________________________
                                      Name (Please print):
                                      Title:

                                      S-1